Exhibit 18

MULTIPLE CLASS OF SHARES PLAN
FOR
FIDELITY ADVISOR FUNDS
DATED OCTOBER 16, 1997
  This Amended and Restated Multiple Class of Shares Plan (the "Plan"), when effective in accordance with its provisions, shall be the written plan contemplated by Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act") for the portfolios (each, a "Fund") of the respective Fidelity Trusts (each, a "Trust") as listed on Schedule I to this Plan.
1. Classes Offered. Each Fund may offer up to six classes of its shares: Class A, Class T, Class B, Class C, Institutional Class, and Initial Class (each, a "Class").
2. Distribution and Shareholder Service Fees. Distribution fees and/or shareholder service fees shall be calculated and paid in accordance with the terms of the then-effective plan pursuant to Rule 12b-l under the 1940 Act for the applicable class. Distribution and shareholder service fees currently authorized are as set forth in
Schedule I to this Plan.
3. Conversion Privilege. After a maximum holding period of seven years from the initial date of purchase, Class B shares convert automatically to Class A shares of the same Fund. Simultaneously, a portion of the Class B shares purchased through the reinvestment of Class B dividends or capital gains distributions ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert at that time is determined by the ratio of converting Class B non-Dividend Shares held by a shareholder to that shareholder's total Class B non-Dividend Shares. All conversions pursuant to this paragraph 3 shall be made on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee, or other charge.
4.  Exchange Privileges.
 Class A: Shares of Class A may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class A; (ii) Treasury Fund - Daily Money Class; (iii) Prime Fund - Daily Money Class; and (iv) Tax-Exempt Fund
- Daily Money Class.
 Class T: Shares of Class T may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class T; (ii) Treasury Fund - Daily Money Class; (iii) Prime Fund - Daily Money Class ; and (iv) Tax-Exempt Fund
- Daily Money Class .
 Class B: Shares of Class B may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class B; and (ii) Treasury Fund - Advisor B Class.
 Class C: Shares of Class C may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class C; and (ii) Treasury Fund - Advisor C Class.
 Institutional Class: Shares of Institutional Class may be exchanged for shares of (i) any other Fidelity Advisor Fund: Institutional Class; and (ii) any Fidelity Retail Fund offering an exchange privilege to other Fidelity Retail Funds.
 Initial Class: Shares of Initial Class may be exchanged for shares of any Fidelity Retail Fund offering an exchange privilege to other Fidelity Retail Funds.
5. Expense Allocations. Expenses shall be allocated under this Plan as follows:
 A. Class expenses: The following expenses shall be allocated exclusively to the applicable specific class of shares: (i) distribution and shareholder service fees; (ii) transfer agent fees; and (iii) Blue Sky fees.
 B. Fund expenses: Expenses not allocated to specific classes as specified above shall be charged to the Fund and allocated daily to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund.
6. Voting Rights. Each class of shares governed by this Plan (i) shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; and (ii) shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.
7. Effective Date of Plan. This Plan shall become effective upon approval by a vote of at least a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not "interested persons" of the Trust, which vote shall have found that this Plan as proposed to be adopted, including expense allocations, is in the best interests of each class individually and of the Fund as a whole; or upon such other date as the Trustees shall determine.

8. Amendment of Plan. Any material amendment to this Plan shall become effective upon approval by a vote of at least a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not "interested persons" of the Trust, which vote shall have found that this Plan as proposed to be amended, including expense allocations, is in the best interests of each class individually and of the Fund as a whole; or upon such other date as the Trustees shall determine.
9. Severability. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
10. Limitation of Liability. Consistent with the limitation of shareholder liability as set forth in each Trust's Declaration of Trust or other organizational document, any obligations assumed by any Fund or class thereof, and any agreements related to this Plan shall be limited in all cases to the relevant Fund and its assets, or class and its assets, as the case may be, and shall not constitute obligations of any other Fund or class of shares. All persons having any claim against a Fund, or any class thereof, arising in connection with this Plan, are expressly put on notice of such limitation of shareholder liability, and agree that any such claim shall be limited in all cases to the relevant Fund and its assets, or class and its assets, as the case may be, and such person shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, class or Fund; nor shall such person seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust.
SCHEDULE I DATED OCTOBER 16, 1997 TO MULTIPLE CLASS OF SHARES PLAN FOR FIDELITY ADVISOR FUNDS DATED OCTOBER 16, 1997

TRUST/FUND/CLASS              SALES CHARGE          DISTRIBUTION FEE       SHAREHOLDER
                                                    (AS A PERCENTAGE OF    SERVICE FEE
                                                    AVERAGE NET ASSETS)    (AS A PERCENTAGE OF
                                                                           AVERAGE NET ASSETS)

Advisor Series VII
Overseas Fund1:
 Class A*                     front-end              0.25                   none
 Class T*                     front-end              0.50                   none
 Class B                      contingent deferred    0.75                   0.25
 Class C                      contingent deferred    0.75                   0.25
 Institutional Class          none                   none                                none

Advisor Series I
Equity Growth Fund:
 Class A*                     front-end              0.25                   none
 Class T*                     front-end              0.50                   none
 Class B                      contingent deferred    0.75                   0.25
 Class C                      contingent deferred    0.75                   0.25
 Institutional Class          none                   none                   none

Advisor Series V
Natural Resources Fund2:
 Class A*                     front-end              0.25                   none
 Class T*                     front-end              0.50                   none
 Class B                      contingent deferred    0.75                   0.25
 Class C                      contingent deferred    0.75                   0.25
 Institutional Class          none                   none                   none

Advisor Series II
Growth Opportunities Fund3:
 Class A*                     front-end              0.25                   none
 Class T*                     front-end              0.50                   none
 Class B                      contingent deferred    0.75                   0.25
 Class C                      contingent deferred    0.75                   0.25
 Institutional Class          none                   none                   none

Advisor Series III
Equity Income Fund:
 Class A*                     front-end              0.25                   none
 Class T*                     front-end              0.50                   none
 Class B                      contingent deferred    0.75                   0.25
 Class C                      contingent deferred    0.75                   0.25
 Institutional Class          none                   none                   none

Advisor Series II
Balanced Fund:
 Class A*                     front-end              0.25                   none
 Class T*                     front-end              0.50                   none
 Class B                      contingent deferred    0.75                   0.25
 Class C                      contingent deferred    0.75                   0.25
 Institutional Class          none                   none                   none




TRUST/FUND/CLASS                 SALES CHARGE          DISTRIBUTION FEE       SHAREHOLDER
                                                       (AS A PERCENTAGE OF    SERVICE FEE
                                                       AVERAGE NET ASSETS)    (AS A PERCENTAGE OF
                                                                              AVERAGE NET ASSETS)

Advisor Series I
Large Cap Fund:
 Class A*                        front-end              0.25                   none
 Class T*                        front-end              0.50                   none
 Class B                         contingent deferred    0.75                   0.25
 Class C                         contingent deferred    0.75                   0.25
 Institutional Class             none                   none                   none

Advisor Series I
Mid Cap Fund:
 Class A*                        front-end              0.25                   none
 Class T*                        front-end              0.50                   none
 Class B                         contingent deferred    0.75                   0.25
              Class C            contingent deferred    0.75                   0.25
 Institutional Class             none                   none                   none

Advisor Series VIII
Strategic Opportunities Fund4:
 Initial Class                   front-end              none                   none
 Class A*                        front-end              0.25                   none
 Class T*                        front-end              0.50                   none
 Class B                         contingent deferred    0.75                   0.25
 Institutional Class             none                   none                   none

Advisor Series VII
Consumer Industries Fund:
 Class A*                        front-end              0.25                   none
 Class T*                        front-end              0.50                   none
 Class B                         contingent deferred    0.75                   0.25
 Class C                         contingent deferred    0.75                   0.25
 Institutional Class             none                   none                   none

Advisor Series VII
Cyclical Industries Fund:
 Class A*                        front-end              0.25                   none
 Class T*                        front-end              0.50                   none
 Class B                         contingent deferred    0.75                   0.25
 Class C                         contingent deferred    0.75                   0.25
 Institutional Class             none                   none                   none

Advisor Series VII
Financial Services Fund:
 Class A*                        front-end              0.25                   none
 Class T*                        front-end              0.50                   none
 Class B                         contingent deferred    0.75                   0.25
 Class C                         contingent deferred    0.75                   0.25
 Institutional Class             none                   none                                none




TRUST/FUND/CLASS           SALES CHARGE          DISTRIBUTION FEE       SHAREHOLDER
                                                 (AS A PERCENTAGE OF    SERVICE FEE
                                                 AVERAGE NET ASSETS)    (AS A PERCENTAGE OF
                                                                        AVERAGE NET ASSETS)

Advisor Series VII
Health Care Fund:
 Class A*                  front-end              0.25                   none
 Class T*                  front-end              0.50                   none
 Class B                   contingent deferred    0.75                   0.25
 Class C                   contingent deferred    0.75                   0.25
 Institutional Class       none                   none                   none

Advisor Series VII
Technology Fund:
 Class A*                  front-end              0.25                   none
 Class T*                  front-end              0.50                   none
 Class B                   contingent deferred    0.75                   0.25
 Class C                   contingent deferred    0.75                   0.25
 Institutional Class       none                   none                   none

Advisor Series VII
Utilities Growth Fund:
 Class A*                  front-end              0.25                   none
 Class T*                  front-end              0.50                   none
 Class B                   contingent deferred    0.75                   0.25
 Class C                   contingent deferred    0.75                   0.25
 Institutional Class       none                   none                   none

Advisor Series I
TechnoQuant Growth Fund:
 Class A*                  front-end              0.25                   none
 Class T*                  front-end              0.50                   none
 Class B                   contingent deferred    0.75                   0.25
 Class C                   contingent deferred    0.75                   0.25
 Institutional Class       none                   none                   none

Advisor Series I
Growth & Income Fund:
 Class A*                  front-end              0.25                   none
 Class T*                  front-end              0.50                   none
 Class B                   contingent deferred    0.75                   0.25
 Class C                   contingent deferred    0.75                   0.25
 Institutional Class       none                   none                   none

Advisor Series IV
Intermediate Bond Fund:
 Class A*                  front-end              0.15                   none
 Class T*                  front-end              0.25                   none
 Class B                   contingent deferred    0.65                   0.25
 Class C                   contingent deferred    0.75                   0.25
 Institutional Class       none                   none                   none




TRUST/FUND/CLASS                       SALES CHARGE          DISTRIBUTION FEE       SHAREHOLDER
                                                             (AS A PERCENTAGE OF    SERVICE FEE
                                                             AVERAGE NET ASSETS)    (AS A PERCENTAGE OF
                                                                                    AVERAGE NET ASSETS)

Advisor Series VI
Intermediate Municipal Income Fund:
 Class A*                              front-end              0.15                   none
 Class T*                              front-end              0.25                   none
 Class B                               contingent deferred    0.65                   0.25
 Class C                               contingent deferred    0.75                   0.25
 Institutional Class                   none                   none                   none

Advisor Series II
Short Fixed-Income Fund:
 Class A*                              front-end              0.15                   none
 Class T*                              front-end              0.15                   none
 Class C                               contingent deferred    0.75                   0.25
 Institutional Class                   none                   none                   none

Advisor Series VI
Short-Intermediate Municipal Income
Fund:
 Class A*                              front-end              0.15                   none
 Class T*                              front-end              0.15                   none
 Institutional Class                   none                   none                   none

Advisor Series VIII
Emerging Markets Income Fund:
 Class A*                              front-end              0.15                   none
 Class T*                              front-end              0.25                   none
 Class B                               contingent deferred    0.65                   0.25
 Class C                               contingent deferred    0.75                   0.25
 Institutional Class                   none                   none                   none

Advisor Series II
High Yield Fund:
 Class A*                              front-end              0.15                   none
 Class T*                              front-end              0.25                   none
 Class B                               contingent deferred    0.65                   0.25
 Class C                               contingent deferred    0.75                   0.25
 Institutional Class                   none                   none                   none

Advisor Series VIII
Strategic Income Fund5:
 Class A*                              front-end              0.15                   none
 Class T*                              front-end              0.25                   none
 Class B                               contingent deferred    0.65                   0.25
 Class C                               contingent deferred    0.75                   0.25
 Institutional Class                   none                   none                   none

Advisor Series II
Government Investment Fund:
 Class A*                              front-end              0.15                   none
 Class T*                              front-end              0.25                   none
 Class B                               contingent deferred    0.65                   0.25
 Class C                               contingent deferred    0.75                   0.25
 Institutional Class                   none                   none                   none




TRUST/FUND/CLASS                           SALES CHARGE          DISTRIBUTION FEE       SHAREHOLDER
                                                                 (AS A PERCENTAGE OF    SERVICE FEE
                                                                 AVERAGE NET ASSETS)    (AS A PERCENTAGE OF
                                                                                        AVERAGE NET ASSETS)

Advisor Series V
High Income Municipal Fund:
 Class A*                                  front-end              0.15                   none
 Class T*                                  front-end              0.25                   none
 Class B                                   contingent deferred    0.65                   0.25
 Class C                                   contingent deferred    0.75                   0.25
 Institutional Class                       none                   none                   none

Advisor Series V
California Municipal Income Fund:
 Class A*                                  front-end              0.15                   none
 Class T*                                  front-end              0.25                   none
 Class B                                   contingent deferred    0.65                   0.25
 Institutional Class                       none                   none                   none

Advisor Series V
New York Municipal Income Fund:
 Class A*                                  front-end              0.15                   none
 Class T*                                  front-end              0.25                   none
 Class B                                   contingent deferred    0.65                   0.25
 Institutional Class                       none                   none                   none

Advisor Series VIII
International Capital Appreciation Fund:
 Class A*                                  front-end              0.25                   none
 Class T*                                  front-end              0.50                   none
 Class B                                   contingent deferred    0.75                   0.25
 Class C                                   contingent deferred    0.75                   0.25
 Institutional Class                       none                   none                   none


______________________________________________________________
* A contingent deferred sales charge of 0.25% is assessed on certain
redemptions of Class A and Class T    shares on which a finder's fee
was paid.
1 Effective on or about October 31, 1997, Fidelity Advisor Overseas Fund will reorganize from Advisor Series VII to Advisor Series VIII. 2 Effective on or about October 31, 1997, Fidelity Advisor Natural Resources Fund will reorganize from Advisor Series V to Advisor Series VII.
3 Effective on or about February 28, 1998, Fidelity Growth Opportunities Fund will reorganize from Advisor Series II to Advisor Series I.
4 Effective on or about February 28, 1998, Fidelity Advisor Strategic Opportunities Fund will reorganize from Advisor Series VIII to Advisor Series I.
5 Effective on or about October 31, 1997, Fidelity Strategic Income Fund will reorganize from Advisor Series VIII to Advisor Series II.